FOR IMMEDIATE RELEASE	New York, NY (October 21, 2016)

Interpublic Announces Third Quarter and
First Nine Months 2016 Results

•	Third quarter reported revenue increase of 3.0% and organic revenue increase of 4.3%

•	Third quarter operating margin of 10.8% compared to 10.3% in the prior-year period and operating income growth of 8.0% to $207.2 million

•	Third quarter diluted earnings per share was $0.32, and $0.31 as adjusted for below-the-line items, an increase of 15% from adjusted Q3-15

•	First nine months reported revenue increase of 3.0%, organic revenue increase of 4.8%, and operating profit increase of 9.0%

•	First nine months diluted earnings per share was $0.71, and $0.64 as adjusted for below-the-line items, an increase of 16% from the comparable adjusted prior-year results

•	Company upgrades full-year organic revenue growth target range to 4%-5% and affirms it is on track to deliver operating margin increase of 50 basis points or more for the full-year

Summary

Revenue

•
Third quarter 2016 revenue increased 3.0% to $1.92 billion, compared to $1.87 billion in the third quarter of 2015, with an organic revenue increase of 4.3% compared to the prior-year period. This was comprised of an organic increase of 1.8% in the U.S. and 8.1% internationally.

•
First nine months 2016 revenue increased 3.0% to $5.58 billion, compared to $5.42 billion in the first nine months of 2015, with an organic revenue increase of 4.8% compared to the prior-year period. This was comprised of an organic revenue increase of 4.8% in the U.S. and 4.9% internationally.

Operating Results

•	Operating income in the third quarter of 2016 was $207.2 million, compared to $191.9 million in 2015. Operating margin was 10.8% for the third quarter of 2016, compared to 10.3% in 2015.

•
For the first nine months of 2016, operating income was $452.9 million, compared to $415.5 million in 2015. Operating margin was 8.1% for the first nine months of 2016, compared to 7.7% for the first nine months of 2015.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Net Results

•
Third quarter 2016 net income available to IPG common stockholders was $128.6 million, resulting in basic and diluted earnings per share of $0.32. This compares to net income available to IPG common stockholders a year ago of $74.9 million, resulting in basic and diluted earnings per share of $0.18.

•
As adjusted to primarily exclude a non-operating pre-tax gain of $3.9 million on the sale of businesses, which is chiefly non-cash, in "Other (Expense) Income, net," adjusted net income available to IPG common stockholders would be $124.4 million and adjusted diluted earnings per share would be $0.31 for the third quarter 2016. This compares to adjusted net income available to IPG common stockholders a year ago of $110.2 million, and adjusted diluted earnings per share of $0.27.

•
First nine months 2016 net income available to IPG common stockholders was $290.9 million, resulting in earnings of $0.73 per basic share and $0.71 per diluted share. This compares to net income available to IPG common stockholders a year ago of $194.3 million, resulting in basic and diluted earnings per share of $0.47.

•
First nine months results include a non-operating pre-tax loss of $16.1 million on the sales of businesses, in "Other (Expense) Income, net," which is chiefly non-cash. The income tax provision includes valuation allowance reversals of $12.2 million as a consequence of the disposition of certain businesses, a benefit of $10.5 million related to the adoption of the Financial Accounting Standards Board Accounting Standards Update 2016-09, and a benefit of $23.4 million related to the conclusion and settlement of a tax examination of previous years. Excluding these items, net income available to IPG common stockholders would be $260.5 million, resulting in diluted earnings per share of $0.64. This compares to adjusted net income available to IPG common stockholders a year ago of $229.6 million, and adjusted diluted earnings per share of $0.55.

"The quarter reflected solid revenue and profit increases, with positive momentum from a broad range of our creative, marketing services and media offerings," said Michael I. Roth, Interpublic's Chairman and CEO. "Our digital capabilities also continued to be very significant drivers of growth, which demonstrates that we remain highly relevant in today's complex media and marketing landscape. Operationally, we once again demonstrated the ability to manage expenses effectively, a key priority for us. Going forward, the overall tone of business remains solid and, in light of the strength of our offerings and our organic revenue performance through nine months, we believe it's appropriate to raise our full-year organic growth target to a range of 4 to 5 percent. We also feel that we remain well-positioned to achieve 2016 operating margin expansion of 50 basis points or more. Combined with the strength of our balance sheet and our proven commitment to robust capital return programs, which have been a source of significant value creation, this will allow us to further enhance shareholder value."

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Operating Results

Revenue
Revenue of $1.92 billion in the third quarter of 2016 increased 3.0% compared with the same period in 2015. During the quarter, the effect of foreign currency translation was negative 1.7%, the impact of net acquisitions was positive 0.4%, and the resulting organic revenue increase was 4.3%.

Revenue of $5.58 billion in the first nine months of 2016 increased 3.0% compared with the first nine months of 2015. During the first nine months of 2016, the effect of foreign currency translation was negative 2.1%, the impact of net acquisitions was positive 0.3%, and the resulting organic revenue increase was 4.8%.

Operating Expenses
Total operating expenses increased 2.5% in the third quarter of 2016 from a year ago, compared with revenue growth of 3.0%, and increased 2.5% in the first nine months of 2016 from a year ago, compared with revenue growth of 3.0%.

During the third quarter of 2016, salaries and related expenses were $1.23 billion, an increase of 2.2% compared to the same period in 2015. During the first nine months of 2016, salaries and related expenses were $3.73 billion, an increase of 2.9% compared to the same period in 2015.

Staff cost ratio, which is total salaries and related expenses as a percentage of total revenue, was 63.9% in the third quarter of 2016 compared to 64.4% in the same period in 2015, and was 66.8% in the first nine months of 2016 compared to 66.9% in the same period in 2015.

During the third quarter of 2016, office and general expenses were $486.2 million, an increase of 3.1% compared to the same period in 2015. During the first nine months of 2016, office and general expenses were $1,400.5 million, an increase of 1.5% compared to the same period in 2015.

Office and general expenses remained flat at 25.3% of total revenue in the third quarter of 2016 compared to the same period in 2015, and were 25.1% in the first nine months of 2016 compared to 25.5% in the same period in 2015.

Non-Operating Results and Tax
Net interest expense of $17.0 million increased by $1.3 million in the third quarter of 2016 compared to the same period in 2015. For the first nine months of 2016, net interest expense of $52.7 million increased by $8.0 million compared to the same period in 2015.

The income tax provision in the third quarter of 2016 was $63.8 million on income before income taxes of $196.3 million, compared to a provision of $61.1 million on income before income taxes of $139.0 million in the same period in 2015.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

The income tax provision in the first nine months of 2016 was $91.9 million on income before income taxes of $389.1 million, compared to a provision of $137.4 million on income before income taxes of $334.4 million in the same period in 2015. The provision includes a $12.2 million benefit from valuation allowance reversals as a consequence of the disposition of certain businesses, a $10.5 million benefit from the early adoption of the Financial Accounting Standards Board Accounting Standards Update (ASU) 2016-09, Stock Compensation, and a $23.4 million benefit related to the conclusion and settlement of a tax examination of previous years.

Balance Sheet
At September 30, 2016, cash, cash equivalents and marketable securities totaled $894.6 million, compared to $1.51 billion at December 31, 2015 and $881.2 million at September 30, 2015. Total debt was $1.74 billion at September 30, 2016, compared to $1.76 billion at December 31, 2015.

Share Repurchase Program and Common Stock Dividend
During the third quarter of 2016, the company repurchased 3.5 million shares of its common stock at an aggregate cost of $80.8 million and an average price of $23.01 per share, including fees. During the first nine months of 2016, the company repurchased 8.5 million shares of its common stock at an aggregate cost of $193.3 million and an average price of $22.69 per share, including fees.

During the third quarter of 2016, the company declared and paid a common stock cash dividend of $0.15 per share, for a total of $59.5 million.

For more information concerning the company's financial results, please refer to the accompanying slide presentation available on our website, www.interpublic.com.

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Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

About Interpublic
Interpublic is one of the world's leading organizations of advertising agencies and marketing services companies. Major global brands include BPN, CRAFT, FCB (Foote, Cone & Belding), FutureBrand, Golin, Huge, Initiative, Jack Morton Worldwide, MAGNA, McCann, Momentum, MRM//McCann, MullenLowe Group, Octagon, R/GA, UM and Weber Shandwick. Other leading brands include Avrett Free Ginsberg, Campbell Ewald, Carmichael Lynch, Deutsch, Hill Holliday, ID Media and The Martin Agency. For more information, please visit www.interpublic.com.

# # #

Contact Information
Tom Cunningham
(Press)
(212) 704-1326

Jerry Leshne
(Analysts, Investors)
(212) 704-1439

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Cautionary Statement

This release contains forward-looking statements. Statements in this release that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

•	potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients' financial condition and on our business or financial condition;

•	our ability to attract new clients and retain existing clients;

•	our ability to retain and attract key employees;

•	risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;

•	potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;

•
risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and

•	developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES CONSOLIDATED SUMMARY OF EARNINGS THIRD QUARTER REPORT 2016 AND 2015 (Amounts in Millions except Per Share Data) (UNAUDITED)

	Three months ended September 30,
	2016	2015	Fav. (Unfav.) % Variance
Revenue:
United States	$1,165.9	$1,138.5	2.4%
International	756.3	727.0	4.0%
Total Revenue	1,922.2	1,865.5	3.0%

Operating Expenses:
Salaries and Related Expenses	1,228.8	1,202.2	(2.2)%
Office and General Expenses	486.2	471.4	(3.1)%
Total Operating Expenses	1,715.0	1,673.6	(2.5)%
Operating Income	207.2	191.9	8.0%
Operating Margin %	10.8%	10.3%

Expenses and Other Income:
Interest Expense	(21.7)	(21.3)
Interest Income	4.7	5.6
Other Income (Expense), Net	6.1	(37.2)
Total (Expenses) and Other Income	(10.9)	(52.9)

Income Before Income Taxes	196.3	139.0
Provision for Income Taxes	63.8	61.1
Income of Consolidated Companies	132.5	77.9
Equity in Net Income of Unconsolidated Affiliates	0.2	0.1
Net Income	132.7	78.0
Net Income Attributable to Noncontrolling Interests	(4.1)	(3.1)
Net Income Available to IPG Common Stockholders	$128.6	$74.9

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.32	$0.18
Diluted	$0.32	$0.18

Weighted-Average Number of Common Shares Outstanding:
Basic	397.7	407.6
Diluted	407.9	415.5

Dividends Declared Per Common Share	$0.15	$0.12

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES CONSOLIDATED SUMMARY OF EARNINGS THIRD QUARTER REPORT 2016 AND 2015 (Amounts in Millions except Per Share Data) (UNAUDITED)

	Nine months ended September 30,
	2016	2015	Fav. (Unfav.) % Variance
Revenue:
United States	$3,426.2	$3,254.4	5.3%
International	2,155.9	2,163.2	(0.3)%
Total Revenue	5,582.1	5,417.6	3.0%

Operating Expenses:
Salaries and Related Expenses	3,728.7	3,622.6	(2.9)%
Office and General Expenses	1,400.5	1,379.5	(1.5)%
Total Operating Expenses	5,129.2	5,002.1	(2.5)%
Operating Income	452.9	415.5	9.0%
Operating Margin %	8.1%	7.7%

Expenses and Other Income:
Interest Expense	(68.8)	(62.5)
Interest Income	16.1	17.8
Other Expense, Net	(11.1)	(36.4)
Total (Expenses) and Other Income	(63.8)	(81.1)

Income Before Income Taxes	389.1	334.4
Provision for Income Taxes	91.9	137.4
Income of Consolidated Companies	297.2	197.0
Equity in Net (Loss) Income of Unconsolidated Affiliates	(1.6)	0.6
Net Income	295.6	197.6
Net Income Attributable to Noncontrolling Interests	(4.7)	(3.3)
Net Income Available to IPG Common Stockholders	$290.9	$194.3

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.73	$0.47
Diluted	$0.71	$0.47

Weighted-Average Number of Common Shares Outstanding:
Basic	399.5	409.7
Diluted	408.8	417.0

Dividends Declared Per Common Share	$0.45	$0.36

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)

	Three Months Ended September 30, 2016
	As Reported	Gain on Sale of Business	Adoption of ASU 2016-09	Adjusted Results
Income Before Income Taxes	$196.3	$3.9		$192.4
Provision for Income Taxes	63.8		$0.3	64.1
Effective Tax Rate	32.5%			33.3%
Equity in Net Income of Unconsolidated Affiliates	0.2			0.2
Net Income Attributable to Noncontrolling Interests	(4.1)			(4.1)
Net Income Available to IPG Common Stockholders	$128.6	$3.9	$0.3	$124.4

Weighted-Average Number of Common Shares Outstanding - Basic	397.7			397.7
Add: Effect of Dilutive Securities
Restricted Stock, Stock Options and Other Equity Awards	10.2		1.6	8.6
Weighted-Average Number of Common Shares Outstanding - Diluted	407.9		1.6	406.3

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.32	$0.01	$0.00	$0.31
Diluted	$0.32	$0.01	$0.00	$0.31

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)

	Nine Months Ended September 30, 2016
	As Reported	Net Losses on Sales of Businesses	Valuation Allowance Reversals	Adoption of ASU 2016-09	Settlement of Certain Tax Positions	Adjusted Results
Income Before Income Taxes	$389.1	$(16.1)				$405.2
Provision for Income Taxes	91.9	0.4	$12.2	$10.5	$23.4	138.4
Effective Tax Rate	23.6%					34.2%
Equity in Net Loss of Unconsolidated Affiliates	(1.6)					(1.6)
Net Income Attributable to Noncontrolling Interests	(4.7)					(4.7)
Net Income Available to IPG Common Stockholders	$290.9	$(15.7)	$12.2	$10.5	$23.4	$260.5

Weighted-Average Number of Common Shares Outstanding - Basic	399.5					399.5
Add: Effect of Dilutive Securities
Restricted Stock, Stock Options and Other Equity Awards	9.3			1.6		7.7
Weighted-Average Number of Common Shares Outstanding - Diluted	408.8			1.6		407.2

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.73	$(0.04)	$0.03	$0.03	$0.06	$0.65
Diluted	$0.71	$(0.04)	$0.03	$0.03	$0.06	$0.64

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)

	Three Months Ended September 30, 2015
	As Reported	Loss on Sales of Businesses[1]	Ex - Loss on Sales of Businesses
Income Before Income Taxes	$139.0	$(38.0)	$177.0
Provision for Income Taxes	61.1	2.7	63.8
Effective Tax Rate	44.0%		36.0%
Equity in Net Income of Unconsolidated Affiliates	0.1		0.1
Net Income Attributable to Noncontrolling Interests	(3.1)		(3.1)
Net Income Available to IPG Common Stockholders	$74.9	$(35.3)	$110.2

Weighted-Average Number of Common Shares Outstanding - Basic	407.6		407.6
Add: Effect of Dilutive Securities
Restricted Stock, Stock Options and Other Equity Awards	7.9		7.9
Weighted-Average Number of Common Shares Outstanding - Diluted	415.5		415.5

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.18	$(0.09)	$0.27
Diluted	$0.18	$(0.09)	$0.27

1 Includes losses on completed dispositions of businesses and the classification of certain assets as held for sale.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)

	Nine Months Ended September 30, 2015
	As Reported	Loss on Sales of Businesses[1]	Ex - Loss on Sales of Businesses
Income Before Income Taxes	$334.4	$(38.0)	$372.4
Provision for Income Taxes	137.4	2.7	140.1
Effective Tax Rate	41.1%		37.6%
Equity in Net Income of Unconsolidated Affiliates	0.6		0.6
Net Income Attributable to Noncontrolling Interests	(3.3)		(3.3)
Net Income Available to IPG Common Stockholders	$194.3	$(35.3)	$229.6

Weighted-Average Number of Common Shares Outstanding - Basic	409.7		409.7
Add: Effect of Dilutive Securities
Restricted Stock, Stock Options and Other Equity Awards	7.3		7.3
Weighted-Average Number of Common Shares Outstanding - Diluted	417.0		417.0

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.47	$(0.09)	$0.56
Diluted	$0.47	$(0.08)	$0.55

1 Includes losses on completed dispositions of businesses and the classification of certain assets as held for sale.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax